                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                           -------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)      March 15, 1999
                                               -------------------------

The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of August 31, 1998 providing for the issuance of The Money Store Trust Series 1998-C) and each of the Originators listed on Schedule A attached hereto.

                             The Money Store, Inc.
                             ---------------------
            (Exact name of registrant as specified in its charter)



New Jersey
----------
                                                                     Applied for
State or other           (Commission                          (IRS Employer
jurisdiction of          File Number)                         ID Number)
incorporation)


2840  Morris  Avenue,  Union,  New  Jersey   07083
------------------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                              (908) 686-2000

                                           n/a
------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5    Other Events

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the March 15, 1999 Remittance Date.


Item 7    Financial Statements and Exhibits


     The quarterly financial statement for the period ended September 30, 1997 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1997.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       THE MONEY STORE INC.


                                       By: /s/ Harry Puglisi
                                       ----------------------------------
                                               Harry Puglisi
                                                Treasurer




          Dated:              March 31, 1999

                                  Schedule A

                              List of Originators

                                    1998-C



                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                       TRUST ADMINISTRATOR'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 7.10 OF THE SALE AND SERVICING
     AGREEMENT DATED AS OF AUGUST 31,1998, THE MONEY STORE INC.
     REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-C FOR THE MARCH 10, 1999 DETERMINATION DATE.

                                                                        POOL I                  POOL II
1.   AGGREGATE AMOUNT RECEIVED                                       $11,474,834.57          $7,204,037.06
     ADJ: RECALCULATION                                                        0.00                   0.00
                                                                     --------------          -------------

                                                                      11,474,834.57           7,204,037.06


     LESS: SERVICE FEE                                                   102,673.02              68,745.59
           CONTINGENCY FEE                                               102,673.02              68,745.59
           OTHER SERVICER FEES (Late Charges / Escrow)                   153,559.76             138,512.11
           UNREIMBURSED MONTHLY ADVANCES                                  87,193.51              60,408.03
                                                                     --------------          -------------

                                                                         446,099.31             336,411.32

     PLUS: MONTHLY ADVANCE (6.11) - INCLUDING
             COMPENSATING INTEREST (6.12)                                      0.00                   0.00



                                                                     --------------          -------------

                                                                               0.00                   0.00


     LESS: EXCESS SPREAD (I-19)                                        2,244,151.40           1,351,394.95



                                                                     --------------          -------------
     AVAILABLE REMITTANCE AMOUNT                                       8,784,583.86           5,516,230.79
                                                                     ==============          =============



2.   (A) CLASS AF-1 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                       380,592,000.00

     (B) CLASS AF-2 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                       126,862,000.00

     (C) CLASS AV PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                       339,460,000.00

3.   PRINCIPAL DISTRIBUTION AMOUNTS:
     CLASS AF-1                                                                   5,276,000.00
     CLASS AF-2                                                                   1,759,000.00

  TOTAL POOL I PRINCIPAL DISTRIBUTION AMOUNT:                                    7,035,000.00

     CLASS AV (POOL II) PRINCIPAL DISTRIBUTION                                    4,314,000.00

4.   TOTAL AMOUNT OF POOL I AND II INSURED PAYMENTS
     POOL I INSURED PAYMENT                                                               0.00
     POOL II INSURED PAYMENT                                                              0.00

5.   CURRENT INTEREST REQUIREMENTS
     CLASS AF-1                                                                   1,485,915.85
     CLASS AF-2                                                                     471,485.16
     CLASS AV                                                                     1,322,781.42

6.   PRINCIPAL PREPAYMENT RECEIVED DURING
     THE DUE PERIOD                       # ACCOUNTS                                DOLLARS
              POOL I                           138                                5,613,293.07
              POOL II                           44                                3,193,228.89

7.   AMOUNT OF CURTAILMENTS RECEIVED DURING
     THE DUE PERIOD
              POOL I                                                                634,209.74
              POOL II                                                               770,924.69

8.   AMOUNT OF EXCESS AND MONTHLY PAYMENTS
     IN RESPECT OF PRINCIPAL RECEIVED DURING
     THE DUE PERIOD
              POOL I                                                                706,845.95
              POOL II                                                               178,876.42

9.   AMOUNT OF INTEREST RECEIVED
              POOL I                                                              4,366,926.05
              POOL II                                                             2,769,875.06

10.  (A) AMOUNT OF MONTHLY ADVANCES INCLUDING COMPENSATING
         INTEREST TO BE MADE ON THE DETERMINATION DATE
         TO BE DEPOSITED IN THE CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)
              POOL I                                                                      0.00
              POOL II                                                                     0.00

     (B) AMOUNT OF COMPENSATING INTEREST
              POOL I                                                                  1,301.40
              POOL II                                                                   292.97

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  THE AMOUNT OF REALIZED LOSSES DURING
     DUE PERIOD
              POOL I                                                                 80,279.92
              POOL II                                                                20,763.79

13.  CLASS A-1 REMITTANCE AMOUNT:
          (A) CURRENT INTEREST REQUIREMENT                  1,485,915.85
          (B) PRINCIPAL DISTRIBUTION AMOUNT                 5,276,000.00
          (C) CARRY FORWARD AMOUNT                                  0.00
          (D) MONTHLY ADVANCE FOR BANKRUPTCY                        0.00

          TOTAL CLASS A-1 REMITTANCE AMOUNT                                       6,761,915.85

     CLASS A-2 REMITTANCE AMOUNT:
          (A) CURRENT INTEREST REQUIREMENT                    471,485.16
          (B) PRINCIPAL DISTRIBUTION AMOUNT                 1,759,000.00
          (C) CARRY FORWARD AMOUNT                                  0.00
          (D) MONTHLY ADVANCE FOR BANKRUPTCY                        0.00

          TOTAL CLASS A-2 REMITTANCE AMOUNT                                       2,230,485.16

     POOL I REMITTANCE AMOUNT:
          (A) CURRENT INTEREST REQUIREMENT                  1,957,401.01
          (B) PRINCIPAL DISTRIBUTION AMOUNT                 7,035,000.00
          (C) CARRY FORWARD AMOUNT                                  0.00
          (D) MONTHLY ADVANCE FOR BANKRUPTCY                        0.00

          TOTAL POOL I REMITTANCE AMOUNT                                          8,992,401.01

     CLASS AV REMITTANCE AMOUNT:
          (A) CURRENT INTEREST REQUIREMENT                  1,322,781.42
          (B) PRINCIPAL DISTRIBUTION AMOUNT                 4,314,000.00
          (C) CARRY FORWARD AMOUNT                                  0.00
          (D) MONTHLY ADVANCE FOR BANKRUPTCY                        0.00

          TOTAL CLASS AV REMITTANCE AMOUNT                                        5,636,781.42

14.  (A) REIMBURSABLE AMOUNTS
     (B) CERTIFICATE REMITTANCE AMOUNT

              POOL I                                                                      0.00
              POOL II                                                                     0.00

15.  (A) CLASS AF-1 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                       375,316,000.00


     (B) CLASS AF-2 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                     125,103,000.00

     (J) CLASS AV PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                     335,146,000.00

     (S) TOTAL POOL I PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                     500,419,000.00

     (T) TOTAL POOL II PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                     335,146,000.00

16.  (A) MONTHLY EXCESS SPREAD PERCENTAGE (FOR POOL  I AND II)                         100.00%

     (B) EXCESS SPREAD (POOL I)                                                   2,244,151.40
         EXCESS SPREAD (POOL II)                                                  1,351,394.95

         TOTAL EXCESS SPREAD (POOL I and II)                                      3,595,546.35

     (C) REMAINDER EXCESS SPREAD AMOUNT POOL I                                            0.00
         REMAINDER EXCESS SPREAD AMOUNT POOL II                                           0.00

         TOTAL REMAINDER EXCESS SPREAD AMOUNT POOL I and II                               0.00

17.  CUMULATIVE REALIZED LOSSES
              POOL I                                                                155,212.60
              POOL II                                                                22,574.94

18.  (A) THE WEIGHTED AVERAGE MATURITY
              POOL I                                                                   279.888
              POOL II                                                                  352.595

     (B) THE WEIGHTED AVERAGE MORTGAGE
         INTEREST RATE
              POOL I                                                                   10.598%
              POOL II                                                                  10.070%


19.  (A) SERVICING FEE FOR THE RELATED DUE PERIOD
              POOL I                                                                102,673.02
              POOL II                                                                68,745.59

     (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD
              POOL I                                                                102,673.02
              POOL II                                                                68,745.59

     (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE
              POOL I                                                                 31,663.13
              POOL II                                                                 4,173.66

     (D) AMOUNT TO BE DEPOSITED TO THE INSURANCE ACCOUNT- MBIA
              POOL I                                                                 46,517.00
              POOL II                                                                31,117.00

     (E) TRUST ADMINISTRATOR FEE
              POOL I                                                                  3,594.49
               POOL II                                                                3,111.74

20.  AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE             POOL I                  POOL II
     SERVICERS PURSUANT TO:
          (A) SECTION 4.04 (b)                                      0.00                  0.00
          (B) SECTION 4.04 (c)                                      0.00                  0.00
          (C) SECTION 4.04 (d)(ii)                                  0.00                  0.00
          (D) SECTION 4.04 (e)                                      0.00                  0.00
          (E) SECTION 4.04 (f)(i)                             205,346.04            137,491.18

21.  CLASS A
     CURRENT CLASS AF-1 PRINCIPAL BALANCE                 375,316,000.00            0.93536698
     ORIGINAL CLASS AF-1 PRINCIPAL BALANCE                401,250,000.00

     CLASS AF-2 POOL FACTOR (I-5):
     CURRENT CLASS AF-2 PRINCIPAL BALANCE                 125,103,000.00            0.93534953
     ORIGINAL CLASS AF-2 PRINCIPAL BALANCE                133,750,000.00

     POOL I FACTOR:
     CURRENT POOL I PRINCIPAL BALANCE                     500,419,000.00            0.93536262
     ORIGINAL POOL I PRINCIPAL BALANCE                    535,000,000.00

     CLASS AV (POOL II) FACTOR:
     CURRENT CLASS AV PRINCIPAL BALANCE                   335,146,000.00            0.93096111
     ORIGINAL CLASS AV PRINCIPAL BALANCE                  360,000,000.00

22.  (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE
          POOL I                                                                       10.598%
          POOL II                                                                      10.070%

     (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS
          POOL I                                                                        9.727%
          POOL II                                                                       9.445%

     (C) WEIGHTED AVERAGE CLASS AF-1AND CLASS AF-2,                                     5.328%

         CLASS AV ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                5.320%

                                                             -----------------------------------
     (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR            01/31/99              02/28/99
                                                             -----------------------------------
         POOL I                                                  10.606%               10.598%
         POOL II                                                  10.064%               10.070%


23.  CLASS AF-1  REMITTANCE RATE                                                      5.20563%
     CLASS AF-2 REMITTANCE RATE                                                        4.9554%
     CLASS AV REMITTANCE RTATE                                                        5.19563%

     IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
     LIBOR PLUS MARGIN OR AUCTION RATE FOR CLASS AH-1                               N/A
                                             CLASS AH-2                             N/A
                                             CLASS AV                               N/A

24.  LIBOR RATE                                                                      4.93563%
     AUCTION RATE                                                                    4.95536%

25.  CLASS AF-1 NET FUNDS CAP                                                         9.9833%
     CLASS AF-2 NET FUNDS CAP                                                         9.7347%
     CLASS AV NET FUNDS CAP                                                           9.4392%

26.  CLASS AV CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER                               0.00

27.  (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
     INTEREST CARRYOVER                                                                  0.00
     (B) LIBOR INTEREST CARRYOVER BALANCE                                                0.00

28.  (A) SUPPLEMENTAL INTEREST AMOUNT                                                    0.00

     (B) SUPPLEMENTAL INTEREST PAYMENT                                                   0.00

     (C) SUPPLEMENTAL INTEREST EXCESS                                                    0.00

29.  SPREAD BALANCE

30.  SPECIFIED SPREAD ACCOUNT REQUIREMENT
              POOL I                                                             20,062,500.00
              POOL II                                                            20,880,000.00

31.  AMOUNT TO BE DEPOSITED INTO THE SPREAD ACCOUNT
              POOL I                                                              1,958,154.12
              POOL II                                                             1,195,553.66


                             EXHIBIT O ( POOL I )

                            REMIC DELINQUENCIES AS OF - FEBRUARY 28, 1999
REMIC                  OUTSTANDING         #
SERIES                 DOLLARS             ACCOUNTS       RANGES                   AMOUNT           NO          PCT
      1998-C-I             $500,422,876.39    9,860        1 TO 29 DAYS         50,094,192.84      1039       10.01%
                                                          30 TO 59 DAYS          7,559,436.44       140        1.51%
                                                          60 TO 89 DAYS          1,638,794.54        34        0.33%
                                                          90 AND OVER            1,617,131.23        35        0.32%

                                                          FORECLOSURE            6,588,973.72       119        1.32%
                                                          REO PROPERTY               0.00             0        0.00%



                                                          TOTALS               $67,498,528.77      1,367       13.49%
                                                                             ========================================



                             EXHIBIT O ( POOL II )

                            REMIC DELINQUENCIES AS OF - FEBRUARY 28, 1999
REMIC                  OUTSTANDING         #
SERIES                 DOLLARS             ACCOUNTS       RANGES                   AMOUNT           NO          PCT
      1998-C-II            $335,148,700.83    3,966        1 TO 29 DAYS         27,778,106.72       339         8.29%
                                                          30 TO 59 DAYS          5,029,880.65        62         1.50%
                                                          60 TO 89 DAYS          2,210,198.36        22         0.66%
                                                          90 AND OVER            1,869,493.15        21         0.56%

                                                          FORECLOSURE            5,253,111.01        66         1.57%
                                                          REO PROPERTY               0.00             0         0.00%


                                                          TOTALS               $42,140,789.89       510        12.57%
                                                                              ========================================


1998-C

The following additional information, presented in dollars, pursuant to Secton 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxxvi) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.
                                                             POOL I

SUBCLAUSE         CLASS AF-1          CLASS AF-2          CLASS AV
---------------------------------------------------------------------
(ii)                  948.52              948.50              942.94

(vi)                   10.49               10.49                8.87

(vii)                   1.19                1.19                2.14

(viii)                  1.32                1.32                0.50

(xiii)  (a)             3.70                3.53                3.67
        (b)            13.15               13.15               11.98
        (c)             0.00                0.00                0.00
        (d)             0.00                0.00                0.00

(xv)                  935.37              935.35              930.96

(xxxvi)                 0.00                0.00               0.00